                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement       [_] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                        CardioTech International, Inc.
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


               ------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        ________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        ________________________________________________________________________

    (5) Total fee paid:

        ________________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ________________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:

        ________________________________________________________________________

    (3) Filing Party:

        ________________________________________________________________________

    (4) Date Filed:

        ________________________________________________________________________

                        CARDIOTECH INTERNATIONAL, INC.

                                                                  July 28, 1997

Dear Stockholder,

  You are cordially invited to attend the 1997 Annual Meeting of Stockholders of CardioTech International, Inc. (the "Company") to be held at 10:00 a.m. on Wednesday, August 27, 1997 at the office of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C., One Financial Center, 38th Floor, Boston,
Massachusetts.

  At the Annual Meeting, one person will be elected to the Board of Directors. The Company will also seek stockholders approval of an amendment to the Company's 1996 Employee, Director and Consultant Stock Option Plan to limit the number of shares of Common Stock that may be granted pursuant to stock options to any employee in any one year period. In addition, the Company will ask the stockholders to ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent public accountants. The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the Annual Meeting.

  We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged promptly to complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting.

                                          Sincerely,

                                          /s/ Michael Szycher, Ph.D.
                                          Michael Szycher, Ph.D.
                                          Chairman and CEO
                                          CardioTech International, Inc.

                            YOUR VOTE IS IMPORTANT.
                      PLEASE RETURN YOUR PROXY PROMPTLY.

                        CARDIOTECH INTERNATIONAL, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD AUGUST 27, 1997

To the Stockholders of CardioTech International, Inc.

  NOTICE IS HEREBY GIVEN that the Annual Meeting of CardioTech International, Inc., a Massachusetts corporation (the "Company"), will be held on Wednesday, August 27, 1997 at the office of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, 38th Floor, Boston, Massachusetts at 10:00 a.m. for the following purposes:

  1. To elect one member to the Board of Directors to serve for a term ending in 2000 and until his successor is duly elected and qualified.

  2. To consider and act upon a proposal to amend the Company's 1996 Employee, Director and Consultant Stock Option Plan to limit the number of shares of Common Stock that may be granted pursuant to stock options to any employee in any one year period.

  3. To consider and act upon a proposal to ratify the appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants for the fiscal year ending March 31, 1998.

  4. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

  The Board of Directors has fixed the close of business on July 11, 1997 as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

  All Stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ Jeffrey M. Wiesen
                                          Jeffrey M. Wiesen
                                          Clerk

July 28, 1997

                        CARDIOTECH INTERNATIONAL, INC.
                       11 STATE STREET, WOBURN, MA 01801
                                (617) 933-4772

                               ----------------

                                PROXY STATEMENT

                               ----------------

                              GENERAL INFORMATION

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CardioTech International, Inc. (the "Company" or "CardioTech"), a Massachusetts corporation, of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at the office of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, 38th Floor, Boston, Massachusetts on Wednesday, August 27, 1997 at 10:00 a.m., and any adjournments thereof (the "Meeting").

  Where the Stockholder specifies a choice on the proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the one nominee for director named herein, FOR the proposal to amend the Company's 1996 Employee, Director and Consultant Stock Option Plan and FOR the ratification of the appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants for the fiscal year ending March 31, 1998. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. Any Stockholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's common stock, par value $ 0.01 per share ("Common Stock"), is necessary to constitute a quorum at the Meeting.

  The affirmative vote of a majority of the total number of shares voted either for or against each proposal at the Meeting is required to approve each proposal, other than the election of directors, which requires a plurality of the shares voted. With respect to the tabulation of votes on any matter, abstentions and non-votes have no effect on the vote.

  The close of business on July 11, 1997 has been fixed as the record date for determining the Stockholders entitled to notice of and to vote at the Meeting. As of the close of business on July 11, 1997, the Company had 4,272,916 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by the Stockholders.

  The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

  This Proxy Statement and the accompanying proxy are being mailed on or about July 28, 1997 to all Stockholders entitled to notice of and to vote at the Meeting. The Annual Report to Stockholders for the fiscal year ended March 31, 1997 is being mailed to the Stockholders with this Proxy Statement, but does not constitute a part hereof.

                                SHARE OWNERSHIP

  The following table sets forth certain information as of June 30, 1997 concerning the ownership of Common Stock by each Stockholder known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock, each current member of the Board of Directors, each executive officer named in the Summary Compensation Table on p. 5 hereof, and all current directors and executive officers as a group.

                                                 SHARES BENEFICIALLY OWNED(1)
                                                 ------------------------------
NAME AND ADDRESS **                                  NUMBER         PERCENT
-------------------                              --------------- --------------
Kennedy Capital Management.....................          241,363           5.6%
 425 N. Dallas Road, Suite 181,
 St. Louis, MO 63141
John Hancock Mutual Life Insurance Company.....          255,660           5.6%
 200 Clarendon Street, Boston, MA 02116(2)
Michael Szycher, Ph.D.(3)......................          435,260           9.7%
Alan Edwards(4)................................          146,303           3.3%
Generio Gargiulo(5)............................           14,854             *
Arthur Siciliano(6)............................           87,020           2.0%
John E. Mattern(7).............................           50,000           1.2%
All executive officers and directors as a group
 (5 persons)...................................          733,437          15.5%

--------
 * Represents beneficial ownership of less than 1% of the Company's outstanding shares of Common Stock.
** Addresses are given for beneficial owners of more than 5% of the outstanding Common Stock only.
(1) The number of shares of Common Stock issued and outstanding on June 30, 1997 was 4,272,916. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding at June 30, 1997, plus shares of Common Stock subject to options held by such person at June 30, 1997 and exercisable within 60 days thereafter. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below.
(2) John Hancock Mutual Life Insurance Company and its affiliates currently hold exercisable warrants to purchase an aggregate of 255,660 shares of Common Stock.
(3) Includes 222,800 shares of Common Stock which may be purchased within 60 days of June 30, 1997 upon the exercise of stock options.
(4) Includes 146,203 shares of Common Stock which may be purchased within 60 days of June 30, 1997 upon the exercise of stock options.
(5) Includes 14,854 shares of Common Stock which may be purchased within 60 days of June 30, 1997 upon the exercise of stock options.
(6) Includes 14,854 shares of Common Stock which may be purchased within 60 days of June 30, 1997 upon the exercise of stock options.
(7) Includes 50,000 shares of Common Stock which may be purchased within 60 days of June 30, 1997 upon the exercise of stock options.

                                  MANAGEMENT

DIRECTORS

  The Company's By-Laws provide for the Company's business to be managed by or under the direction of the Board of Directors. Under the Company's By-Laws, the number of directors is fixed from time to time by the Board of Directors. The Board of Directors currently consists of four (4) members, classified into three (3) classes as follows: Arthur A. Siciliano constitutes a class with a term ending in 1998 (the "Class II directors"); Alan Edwards and Michael Szycher, Ph.D. constitute a class with a term ending in 1999 (the "Class III directors"); and Generio Gargiulo constitutes a class with a term which expires at the upcoming Meeting (the "Class I directors"). At each annual meeting of Stockholders, directors are elected for a full term of 3 years to succeed those directors whose terms are expiring.

  The names of the Company's current directors and certain information about them are set forth below:

             NAME            AGE                  POSITION WITH THE COMPANY
             ----            ---                  -------------------------
   Michael Szycher, Ph.D...   59 Chairman of the Board, Chief Executive Officer and Treasurer
   Alan Edwards............   49 Director and Executive Vice President
   Generio T. Gargiulo.....   48 Director
   Arthur A. Siciliano,
    Ph.D...................   52 Director

  Dr. Szycher is Chairman of the Board, Chief Executive Officer and Treasurer of CardioTech. Dr. Szycher has served as a director of CardioTech since 1993. He served as Chairman of PolyMedica Industries, Inc. ("PMI"), from October 1989 to June 1996, Chief Technical Officer of PMI from November 1990 to June 1996 and a director of PMI since its inception. Dr. Szycher resigned from PMI in June 1996.

  Mr. Edwards is Executive Vice President and a director of CardioTech, a position he has held since March 1996. Since September 1993, Mr. Edwards has served as President of CardioTech's subsidiary, CardioTech International, Limited. Prior to September 1993, he was the Managing Director and Company Secretary of Newtec, Inc., a vascular graft company acquired by the Company. He has spent the last seventeen years in senior management positions with vascular graft companies, ten of these with W.L. Gore. Mr. Edwards has been a director of CardioTech since March 1996.

  Mr. Gargiulo has served as Senior Managing Director of Research and Institutional Sales at Gargiulo & Company, Inc. since 1996. Prior to forming Gargiulo & Company, Inc., Mr. Gargiulo served as Managing Director of Research and Institutional Sales at Brookehill since 1994. From 1993 to 1994, Mr. Gargiulo was Executive Vice President-Director of Research at Barington Capital Group, L.P. From 1984 to 1993, Mr. Gargiulo was Vice President of Equity Research at First Boston Corporation and covered the hospital supply industry. Mr. Gargiulo has been a director of CardioTech since March 1996.

  Dr. Siciliano, Senior Vice President of PMI has served as Executive Vice President of PMI since July 1994, Senior Vice President of PMI since July 1994, Senior Vice President of PMI since January 1993 and Vice President, Pharmaceuticals of PMI since July 1991. Dr. Siciliano has been a director of CardioTech since March 1996.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

  Meeting Attendance. During the fiscal year ended March 31, 1997, there were six meetings of the Board of Directors. The various committees of the Board of Directors met a total of two times during fiscal 1997. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he served during fiscal 1997. In addition, from time to time, the members of the Board of Directors and its committees acted by unanimous written consent pursuant to Massachusetts law.

  Audit Committee. The Audit Committee, which met once in fiscal 1997, has two members, Mr. Gargiulo (Chairman) and Dr. Siciliano. The Audit Committee reviews the engagement of the Company's independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits.

  Compensation and Stock Option Committee. The Compensation and Stock Option Committee, which met two times during fiscal 1997, has two members, Dr. Siciliano (Chairman) and Mr. Gargiulo. The Compensation and Stock Option Committee reviews, approves and makes recommendations on the Company's compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to the success of the Company. The Compensation and Stock Option Committee administers the 1996 Employee, Directors and Consultant Stock Option Plan.

COMPENSATION OF DIRECTORS

  The Company's policy is to pay no compensation to members of the Board for attendance at Board meetings or committee meetings. All non-employee directors are reimbursed for travel and other related expenses incurred in attending meetings of the Board of Directors.

  Directors are eligible to participate in the Company's 1996 Employee, Director and Consultant Stock Option Plan (the "Plan"). The Plan provides for an initial grant of an option to purchase 14,854 shares of Common Stock to each non-employee director upon first joining the Board and subsequent grants of options to purchase 14,854 shares upon each anniversary of such director's appointment. Such options are granted at an exercise price equal to the fair market value of the Common Stock on the grant date and fully vest following one year of service after the date of grant. Options to purchase 29,708 shares were granted under this formula during fiscal 1997 to Mr. Gargiulo and Dr. Siciliano. Options granted during fiscal 1997 to any named executive officers serving on the Board are reported under "Executive Compensation--Option Grants in Last Fiscal Year." See "Amendment to the Company's 1996 Employee, Director and Consultant Stock Option Plan--Material Features of the Plan."

EXECUTIVE OFFICERS

  The names of, and certain information regarding, executive officers of the Company who are not also directors, are set forth below.

          NAME              AGE                           POSITION
          ----              ---                           --------
   Michael Szycher,
    Ph.D. .................  59 Chairman of the Board, Chief Executive Officer and Treasurer
   Alan Edwards............  49 Executive Vice President
   John E. Mattern.........  49 Chief Operating Officer and Chief Financial Officer

  Mr. Mattern is Chief Operating Officer and Chief Financial Officer of the Company, positions he has held since June 1996. From April 1994 to June 1996, Mr. Mattern was a financial consultant, consulting to bio-tech, pharmaceutical and not for profit organizations. Mr. Mattern was Vice President of Finance and Chief Financial Officer of Interneuron Pharmaceuticals, Inc. from January 1992 to April 1994. Mr. Mattern is also a CPA.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following Summary Compensation Table sets forth summary information as to compensation received by the Company's Chief Executive Officer and Chief Operating Officer (collectively, the "named executive officers") for services rendered to the Company in all capacities during the fiscal year ended March 31, 1997.

                                     ANNUAL COMPENSATION  LONG TERM COMPENSATION
                                    --------------------- ----------------------
                                                          SECURITIES UNDERLYING
   NAME AND PRINCIPAL POSITION      YEAR  SALARY   BONUS     OPTIONS/SARS(#)
   ---------------------------      ---- -------- ------- ----------------------
Michael Szycher, Ph.D.............  1997 $120,130 $10,000        424,412
 Chairman, Chief Executive Officer
 and Treasurer
John E. Mattern...................  1997 $ 91,885 $10,000        100,000
 Chief Operating Officer and Chief
 Financial Officer

OPTION GRANTS IN LAST FISCAL YEAR

  The following table sets forth information regarding each stock option granted during the fiscal 1997 year to each of the named executive officers. The potential realizable values that would exist for the respective options are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date of grant over the full term of the option. Actual gains, if any, on stock options, exercises and Common Stock holdings are dependent on the future performance of the Common Stock.

                                           INDIVIDUAL GRANTS
                          ---------------------------------------------------
                                                                               POTENTIAL REALIZABLE
                                                                              VALUE AT ASSUMED ANNUAL
                             NUMBER OF     % OF TOTAL                          RATES OF STOCK PRICE
                            SECURITIES    OPTIONS/SARS                           APPRECIATION FOR
                            UNDERLYING     GRANTED TO  EXERCISE OR                  OPTION TERM
                           OPTIONS/SARS   EMPLOYEES IN BASE PRICE  EXPIRATION -----------------------
          NAME            GRANTED (#) (1) FISCAL YEAR   ($/SHARE)     DATE        5%         10%
          ----            --------------- ------------ ----------- ---------- -----------------------
Michael Szycher, Ph.D...      218,228         25.5%       1.94      10/1/06      689,613    1.098,093
Michael Szycher, Ph.D...      206,184         24.0%       1.94      10/1/06      651,553    1,037,489
John E. Mattern.........      100,000         11.7%       1.94      10/1/06      316,006      503,186

--------
(1) On October, 1996, the Board of Directors and the Compensation and Stock Option Committee voted to amend (or cancel and grant new options replacing) substantially all of the stock options of the Company (all of which had been granted during fiscal 1997) to provide that the exercise price of such options would be the fair market value of the Common Stock on October 1, 1996. These repriced options continued the vesting schedules contained in the options that they replaced. The shares underlying the stock option to purchase 218,228 shares granted to Dr. Szycher vest as follows: 118,206 shares on October 1, 1996 and thereafter in eleven quarterly installments (as nearly equal as possible) beginning on December 31, 1996. The shares underlying the stock option to purchase 206,184 shares granted to Dr. Szycher vest as follows: 51,546 shares on October 1, 1996 and thereafter in twelve quarterly installments (as nearly equal as possible) beginning on March 31, 1997. The shares underlying Mr. Mattern's option vest as follows: 25,000 on October 1, 1997 and 25,000 on each June 25 thereafter. All of these options expire October 1, 2006 and were granted under the Plan. Vesting of these options will accelerate upon a change in control of the Company in accordance with the applicable option agreement.

OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

  The following table provides information regarding the number of shares covered by both exercisable and unexercisable stock options held by each of the named executive officers as of March 31, 1997 and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the Common Stock. No such options were exercised by the named executive officers during the 1997 fiscal year.

                          NUMBER OF SECURITIES UNDERLYING      VALUE OF THE UNEXERCISED
                             UNEXERCISED OPTIONS/SARS          IN-THE-MONEY OPTIONS/SARS
                                AT FISCAL YEAR-END              AT FISCAL YEAR-END (1)
                          ----------------------------------   -------------------------
          NAME             EXERCISABLE       UNEXERCISABLE     EXERCISABLE UNEXERCISABLE
          ----            ---------------   ----------------   ----------- -------------
Michael Szycher, Ph.D...            200,822            223,590    $ -0-        $ -0-
John E. Mattern.........             25,000             75,000    $ -0-        $ -0-

--------
(1) All of the options held by Dr. Szycher and Mr. Mattern have an exercise price of $1.94 per share, which is greater than $1.88, the assumed fair market value of the Common Stock based on the closing sale price per share of the Common Stock as reported on the American Stock Exchange on March 31, 1997. Such options are not "in-the-money" and their value is, therefore, zero.

OPTION REPRICING

  In connection with the spin off of the Company on June 11, 1996, the executive officers and directors of the Company were granted stock options to purchase Common Stock pursuant to the Plan. The exercise price of these options was equal to $4.55 per share, the last reported sales price per share of the Common Stock on the American Stock Exchange for the five consecutive trading days immediately following June 11, 1996. In July and August, 1996, the Company granted options to new employees that it had recruited to help develop the Company as an independent public company. During the three months following the spin off, the price of the Common Stock decreased. On October 1, 1996, the Board of Directors and the Compensation and Stock Option Committee voted to amend (or cancel and grant new options replacing), substantially all of the outstanding stock options of the Company to provide that the exercise price of such options would be $1.94 per share, the fair market value of the Common Stock on October 1, 1996. The Board of Directors and the Compensation and Stock Option Committee repriced the stock options based on the belief that the initial market price of the Common Stock after the spin off did not reflect the public market's view of the fair market value of the Common Stock and that, without the repricing, the stock options would not provide an incentive to the Company's employees, including its executive officers.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL
ARRANGEMENTS

  CardioTech has entered into employment agreements with Dr. Szycher, Mr. Mattern and Mr. Edwards (collectively, the "Employment Agreements"), pursuant to which such individuals serve as executive officers of the Company. Pursuant to the terms of the Employment Agreements, Dr. Szycher, Mr. Mattern and Mr. Edwards receive annual base salaries of $150,000, $130,000 and (Pounds)40,423 (approximately $66,700), respectively. Dr. Szycher's salary will be reviewed annually by the Board of Directors. The executive officers may also be entitled to receive an annual bonus payment in an amount, if any, to be determined by the Compensation and Stock Option Committee of the Board of Directors. The Employment Agreements for Dr. Szycher, Mr. Mattern and Mr. Edwards are for terms ending on May 18, 1998, December 31, 1997 and December 31, 1997, respectively.

Thereafter, the term of the Employment Agreements will be deemed to continue on a month-to-month basis if not expressly extended while such officers remain employed by CardioTech. Both the executive officers and CardioTech have the right to terminate the Employment Agreements at any time, with or without cause (as defined in the Employment Agreements), upon thirty (30) days' prior written notice. In the event that CardioTech terminates the applicable Employment Agreement without cause, or the executive officer terminates his employment for good reason following a change in control (as such terms are defined in the Employment Agreements) or CardioTech fails to renew the applicable Employment Agreement within two (2) years following the occurrence of a change in control (i) Dr. Szycher will be entitled to receive 2.99 times his annual base salary at termination, (ii) Mr. Mattern will be entitled to receive 1.00 times his annual base salary at termination, and (iii) Mr. Edwards will be entitled to receive 2.00 times his annual base salary at termination. Each of the executive officers will not compete with CardioTech for one (1) year following termination of his employment.

  Substantially all of the stock options granted pursuant to the Plan provide for the acceleration of the vesting of the shares of Common Stock subject to such options in connection with certain changes of control of the Company.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than 10% of the Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

  To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the fiscal year ended March 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                             ELECTION OF DIRECTORS
                                (NOTICE ITEM 1)

  The Company's By-Laws provide for a classified Board of Directors. The Board of Directors currently consists of four (4) members, classified into three (3) classes as follows: Arthur A. Siliciano constitutes a class with a term ending in 1998 (the "Class II directors"); Alan Edwards and Michael Szycher, Ph.D. constitute a class with a term ending in 1999 (the "Class III directors"); and Generio Gargiulo constitutes a class with a term which expires at the upcoming Meeting (the "Class I directors"). At each annual meeting of Stockholders, directors are elected for a full term of three (3) years to succeed those directors whose terms are expiring.

  The Board of Directors has unanimously nominated Mr. Gargiulo as a Class I director to be elected at the Meeting for a term ending in 2000. Unless authority to vote for Mr. Gargiulo is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Mr. Gargiulo as a director. In the event that Mr. Gargiulo shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. The Board has no reason to believe that Mr. Gargiulo will be unable or unwilling to serve.

  A plurality of the shares voted affirmatively or negatively at the Meeting is required to elect Mr. Gargiulo as a director.

  THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MR. GARGIULO AS DIRECTOR, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                          AMENDMENT TO THE COMPANY'S
           1996 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN
                                (NOTICE ITEM 2)

GENERAL

  The Company's 1996 Employee, Director and Consultant Stock Option Plan (the "Plan") was approved by the Board of Directors and by the Stockholders in 1996. A total of 1,061,029 shares of Common Stock were initially reserved for issuance under the Plan, of which 887,022 shares are subject to options outstanding as of June 30, 1997.

  On October 1, 1996, the Board of Directors voted to approve an amendment to the Plan to limit the number of shares with respect to which options may be granted to any employee in any fiscal year. The limit in the proposed amendment is 1,061,029 shares per employee per fiscal year. If approved, the amendment would be made by adding the following as the penultimate sentence of
Article 5 of the Plan:

    "In no event shall any Employee be granted in any fiscal year Options to purchase more than 1,061,029 shares of Stock pursuant to this Plan."

  The Board of Directors adopted the amendment to enable the Company to avoid limitations otherwise imposed by Section 162(m) of the Internal Revenue Code, as amended (the "Code"). Section 162(m) generally disallows a tax deduction by a public company for annual compensation over $1 million paid to its chief executive officer and to any of its four other most highly compensated executives. Certain performance-based compensation of the type provided in the Plan can be exempt from the Section 162(m) deduction limit if the Plan satisfies the requirements of Internal Revenue Service ("IRS") regulations interpreting Section 162(m). It is the policy of the Compensation and Stock Option Committee and the Board of Directors to seek to preserve tax deductibility of compensation paid to employees unless regulatory requirements to do so are contrary to the best interests of the Company and its shareholders. In order for compensation corresponding to that which is recognized upon the exercise of nonqualified stock options under the Plan to be tax deductible, IRS regulations require that the shareholders approve at this Meeting an amendment to the Plan to limit the maximum number of shares with respect to which options may be granted to any one participant under the Plan. To retain maximum flexibility, the Board of Directors has adopted an amendment to the Plan to provide for a 1,061,029 share limit in any fiscal year and is requesting that the Stockholders approve the amendment in this proposal. If the Stockholders approve the amendment, future compensation to the Company's employees as a result of option exercise under the Plan will not count against the Section 162(m) limit. If the Stockholders do not approve the amendment, the Company intends to restrict the exercisability of any nonqualified option granted under the Plan having an exercise price not less than the fair market value of the Common Stock on the date of grant. The restriction will provide that such options will not be exercisable during those times for which the Compensation and Stock Option Committee determines that it is likely that Section 162(m) will limit tax deductibility of compensation corresponding to the exercise of such options.

  The Board of Directors has retained the right to amend, suspend or terminate the Plan as it deems advisable. However, no amendment may be made to change the requirements as to eligibility for participation in the Plan or to change the number of shares as to which options may be granted under the Plan without submitting such amendment to the Stockholders for approval.

MATERIAL FEATURES OF THE PLAN

  The purpose of the Plan is to attract, retain and motivate employees, directors and consultants through the issuance of stock options and to encourage ownership of shares of Common Stock by employees, directors and consultants of the Company. The Plan is administered by the Compensation and Stock Option Committee (the "Committee") of the Board of Directors. Subject to the provisions of the Plan, the Committee determines the persons to whom options will be granted, the number of shares to be covered by each option and the terms and conditions upon which an option may be granted, and has the authority to administer the provisions of the Plan. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the Plan. The Company currently has nine full time equivalent employees.

  Options granted under the Plan may be either (i) options intended to qualify as "incentive stock options" under Section 422 of the Code, or (ii) non-qualified stock options. Incentive stock options may be granted under the Plan to employees of the Company and its affiliates. Non-qualified stock options may be granted to consultants, directors and employees of the Company and its affiliates. The Plan also provides for the automatic grant of non-qualified options to non-employee directors of the Company. Any new non-employee Director, upon joining the Board, is granted a ten-year option to purchase 14,854 shares of Common Stock (the "Initial Grant") at the then current fair market value of the Common Stock, vesting over one (1) year, assuming continued membership on the Board. Thereafter, on each anniversary of the Initial Grant, the non-employee Director will receive an additional ten-year option to purchase 14,854 shares of Common Stock, with an exercise price equal to the then fair market value of the Common Stock, which will vest over a one-year period, assuming continued Board membership.

  The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive stock options which become exercisable in any calendar year under any incentive stock option plan of the Company may not exceed $100,000. Incentive stock options granted under the Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant, or 110% of fair market value in the case of employees holding 10% or more of the voting stock of the Company. Non-qualified stock options granted under the Plan may not be granted at an exercise price less than the par value per share of the Common Stock. Incentive stock options granted under the Plan expire not more than ten years from the date of grant, or not more than five years from the date of grant in the case of incentive stock options granted to an employee holding 10% or more of the voting stock of the Company. An option granted under the Plan is exercisable, during the optionholder's lifetime, only by the optionholder and is not transferable by him or her except by will or by the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order.

  An incentive stock option granted under the Plan may, at the Committee's discretion, be exercised after the termination of the optionholder's employment with the Company (other than by reason of death, disability or termination for cause as defined in the Plan) to the extent exercisable on the date of such termination, at any time prior to the earlier of the option's specified expiration date or 90 days after such termination. In granting any non-qualified stock option, the Committee may specify that such non-qualified stock option shall be subject to such termination or cancellation provisions as the Committee shall determine. In the event of the optionholder's death or disability, both incentive stock options and non-qualified stock options may be exercised, to the extent exercisable on the date of death or disability (plus a pro rata portion of the option if the option vests periodically), by the optionholder or the optionholder's survivors at any time prior to the earlier of the option's specified expiration date or one year from the date of the optionholder's death or disability. In the event of the optionholder's termination for cause, all outstanding and unexercised options are forfeited.

  If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of an option granted under the Plan shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the vesting of shares subject any outstanding options will accelerate the Board of Directors of the Company or the board of directors of any entity assuming the obligations of the Company under the Plan (the "Successor Board"), shall, as to outstanding options under the Plan either (i) make appropriate provision for the continuation of such options by substituting on an equitable basis for the shares then subject to such options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of the successor or acquiring entity; or (ii) upon written notice to the participants, provide that all options must be exercised (either to the extent then exercisable or, at the discretion of the Board of Directors, all options being made fully exercisable for purposes of such transaction) within a specified number of days of the date of such notice, at the end of which period the options shall terminate: or (iii) terminate all options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to each such option (either to the extent then exercisable or, at the discretion of the Board of Directors, all options being made fully exercisable for purposes of such transaction) over the exercise price thereof. In the event of a recapitalization or reorganization of the Company (other than an Acquisition) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionholder upon exercising an option under the Plan, shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such option prior to such recapitalization or reorganization.

  The Plan may be amended by the Stockholders of the Company. The Plan may also be amended by the Board of Directors, provided that any amendment approved by the Board of Directors which is of a scope that requires Stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, is subject to obtaining such Stockholder approval.

OPTION INFORMATION

  The following table sets forth as of June 30, 1997, all options granted pursuant to the Plan to (i) the named executive officers, (ii) all current executive officers of the Company as a group, (iii) all current directors of the Company who are not executive officers as a group, and (iv) all employees, including all current officers who are not executive officers, as a group.

                                                                                  NO. OF
                                                                                 OPTIONS
          NAME                                   TITLE                        GRANTED (#)(1)
          ----                                   -----                        --------------
Michael Szycher, Ph.D...  Chairman and Chief Executive Officer                   424,412
John E. Mattern.........  Chief Operating Officer and Chief Financial Officer    100,000
All current executive officers as a group (3 persons).......................     829,785
All current directors who are not executive officers (2 persons)............      29,708
All employees who are not executive officers as a group(3 persons)..........      27,529

--------
(1) Net of all canceled options.

  On July 18, 1997, the market value of the Common Stock was $ 1.81 per share, based on the closing price of the Common Stock as quoted on the American Stock Exchange.

FEDERAL INCOME TAX CONSIDERATIONS

  The following is a description of certain United States federal income tax consequences of the issuance and exercise of options under the Plan:

  Incentive Stock Options. An incentive stock option does not result in taxable income to the optionee or deduction to the Company at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to him (the "ISO holding period"). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in "alternative minimum taxable income." Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and the Company will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the shares.

  Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the optionee or deduction to the Company at the time of grant. The optionee will recognize taxable compensation, and the Company will have a corresponding deduction, at the time of exercise in the amount of the excess of the then fair market value of the shares acquired over the option price. Upon disposition of the shares, the optionee will generally realize capital gain or loss, and his basis for determining gain or loss will be the sum of the option price paid for the shares plus the amount of compensation income recognized on exercise of the option.

  The affirmative vote of a majority of the shares voted affirmatively or negatively at the Meeting is required to approve the amendment to the Plan.

  THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF THE AMENDMENT TO THE PLAN TO LIMIT THE NUMBER OF SHARES OF COMMON STOCK THAT MAY BE GRANTED PURSUANT TO STOCK OPTIONS TO ANY EMPLOYEE IN ANY ONE YEAR PERIOD TO A NUMBER NOT TO EXCEED 1,061,029 SHARES, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.


                        INDEPENDENT PUBLIC ACCOUNTANTS
                                (NOTICE ITEM 3)

  The Board of Directors has appointed Coopers & Lybrand L.L.P., independent public accountants, to audit the financial statements of the Company for the fiscal year ending March 31, 1998. The Board proposes that the

Stockholders ratify this appointment, although such ratification is not required by Massachusetts law or the Company's Restated Articles of Organization or Amended and Restated Bylaws. Coopers & Lybrand L.L.P. audited the Company's financial statements for the fiscal year ended March 31, 1997. The Company expects that representatives of Coopers & Lybrand L.L.P. will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

  In the event that ratification of the appointment of Coopers & Lybrand L.L.P. as the independent public accountants for the Company is not obtained at the Meeting, the Board of Directors will reconsider its appointment.

  The affirmative vote of a majority of the shares voted affirmatively or negatively at the Meeting is required to ratify the appointment of the independent public accountants.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P., AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                 OTHER MATTERS

  The Board of Directors knows of no other business which will be presented to the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

                             STOCKHOLDER PROPOSALS

  To be considered for presentation at the Annual Meeting of Stockholders to be held in 1998, Stockholder proposals must be received, marked for the attention of: Clerk, CardioTech International, Inc. 11 State Street, Woburn, Massachusetts, 01801, not later than March 30, 1998.

  WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

                                          By order of the Board of Directors:

                                          /s/ Jeffrey Wiesen
                                          Jeffrey Wiesen
                                          Clerk

July 28, 1997

                                  APPENDIX B

                        CARDIOTECH INTERNATIONAL, INC.

           1996 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN



1    DEFINITIONS
     -----------

     Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this CardioTech International, Inc. 1996 Employee, Director and Consultant Stock Option Plan, have the following meanings:

          Administrator means the Board of Directors, unless it has delegated
          -------------
          power to act on its behalf to the Committee, in which case the Administrator means the Committee.

          Affiliate means a corporation which, for purposes of Section 424 of
          ---------
          the Code, is a parent or subsidiary of the Company, direct or indirect.

          Board of Directors means the Board of Directors of the Company.
          ------------------

          Code means the United States Internal Revenue Code of 1986, as
          ----
          amended.

          Committee means the Committee of the Board of Directors to which the
          ---------
          Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

          Common Stock means shares of the Company's common stock, $.01 par
          ------------
          value per share.

          Company means CardioTech International, Inc., a Massachusetts
          -------
          corporation.

          Disability or Disabled means permanent and total disability as defined
          ----------    --------
          in Section 22(e)(3) of the Code.

          Fair Market Value of a Share of Common Stock means:
          -----------------

          (1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, either (a) the average of the closing or last prices of the Common Stock on the Composite Tape or other comparable reporting system for the five (5) consecutive trading days immediately following the applicable date or (b) the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date, as the Administrator shall determine, except that Subparagraph (b) shall not apply to Options granted pursuant to Paragraph 6(A)(e) of the Plan;

          (2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading days or day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, either (a) the average of the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the five (5) trading days on which Common Stock was traded immediately preceding the applicable date or
          (b) the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date, as the Administrator shall determine, except that Subparagraph (b) shall not apply to Options granted pursuant to Paragraph 6(A)(e) of the Plan; and

          (3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

          ISO means an option meant to qualify as an incentive stock option
          ---
          under Section 422 of the Code.

          Key Employee means an employee of the Company or of an Affiliate
          ------------
          (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Options under the Plan.

          Non-Qualified Option means an option which is not intended to qualify
          --------------------
          as an ISO.

          Option means an ISO or Non-Qualified Option granted under the Plan.
          ------

          Option Agreement means an agreement between the Company and a
          ----------------
          Participant delivered pursuant to the Plan.

          Participant means a Key Employee, director or consultant to whom one
          -----------
          or more Options are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

          Participant's Survivors means a deceased Participant's legal
          -----------------------
          representatives and/or any person or persons who acquired the Participant's rights to an Option by will or by the laws of descent and distribution.

          Plan means this CardioTech International, Inc. 1996 Employee, Director
          ----
          and Consultant Stock Option Plan.

          Shares means shares of the Common Stock as to which Options have been
          ------
          or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued upon exercise of Options granted under the Plan may be authorized and unissued Shares or Shares held by the

Company in its treasury, or both.

2.   PURPOSES OF THE PLAN.
     --------------------

     The Plan is intended to encourage ownership of Shares by Key Employees, directors and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs and Non-Qualified Options.


3.   SHARES SUBJECT TO THE PLAN.
     --------------------------

     The number of Shares subject to this Plan as to which Options may be granted from time to time shall be equal to 1,061,029 Shares or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 16 of the Plan. Of the Shares subject to this Plan, 106,103 Shares shall be eligible for grant under Paragraph 6(A)(e) hereof.

     If an Option ceases to be "outstanding", in whole or in part, the Shares which were subject to such Option shall be available for the granting of other Options under the Plan. Any Option shall be treated as "outstanding" until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement.


4.   ADMINISTRATION OF THE PLAN.
     --------------------------

     The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Following the date on which the Common Stock is registered under the Securities and Exchange Act of 1934, as amended (the "1934 Act"), the Plan is intended to comply in all respects with Rule 16b-3 or its successors, promulgated pursuant to Section 16 of the 1934 Act with respect to Participants who are subject to Section 16 of the 1934 Act, and any provision in this Plan with respect to such persons contrary to Rule 16b-3 shall be deemed null and void to the extent permissible by law and deemed appropriate by the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

     a. Interpret the provisions of the Plan or of any Option or Option Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

     b. Determine which employees of the Company or of an Affiliate shall be designated as Key Employees and which of the Key Employees, directors and consultants shall be granted Options;

     c. Determine the number of Shares for which an Option or Options shall be granted; and

     d. Specify the terms and conditions upon which an Option or Options may be granted;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Option granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee.


5.   ELIGIBILITY FOR PARTICIPATION.
     -----------------------------

     The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be a Key Employee, director or consultant of the Company or of an Affiliate at the time an Option is granted. Members of the Board of Directors who are not employees of the Company or of an Affiliate may receive options pursuant to Paragraph 6(A)(e) of the Plan, but only pursuant thereto. Notwithstanding any of the foregoing provisions, the Administrator may authorize the grant of an Option to a person not then an employee, director or consultant of the Company or of an Affiliate. The actual grant of such Option, however, shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Option Agreement evidencing such Option. ISOs may be granted only to Key Employees. Non-Qualified Options may be granted to any Key Employee, director or consultant of the Company or an Affiliate. The granting of any Option to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Options.


6.   TERMS AND CONDITIONS OF OPTIONS.
     -------------------------------

     Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such conditions as the Administrator may deem appropriate, including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments to this Plan. The Option Agreements shall be subject to at least the following terms and conditions:

     A.   Non-Qualified Options:  Each Option intended to be a Non-Qualified
          ---------------------
          Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

          a.   Option Price. Each Option Agreement shall state the option price
               ------------
               (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the par value per share of Common Stock;

         b.    Number of Shares. Each Option Agreement shall state the number of
               ----------------
               Shares to which it pertains;

          c.   Term of Option, Vesting. Each Option Agreement shall state the
               -----------------------
               date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events;

          d.   Option Conditions. Exercise of any Option may be conditioned upon
               -----------------
               the Participant's execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders including requirements that:

               i. The Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted; and

               ii. The Participant or the Participant's Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

          e.   Directors' Options.  Each director of the Company who is not an
               ------------------
               employee of the Company or any Affiliate, who is first elected or appointed to the Board of Directors after the date on which the Common Stock is registered under the 1934 Act, upon such election or appointment and upon every anniversary thereof provided that on such dates such director has been in the continued and uninterrupted service of the Company as a director since his or her election or appointment and is a director of the Company and is not an employee of the Company at such times, shall be granted a Non-Qualified Option to purchase 14,854 Shares. Any non-employee director serving in office on the date on which the Common Stock is registered under the 1934 Act, who has been a member of the Board of Directors prior to such date shall be granted on such date and upon every anniversary thereof, a Non-Qualified Option to purchase 14,854 Shares, provided that on such date such director has been in the continued and uninterrupted service of the Company as a director since his or her election or appointment and is a director of the Company and is not an employee of the Company at such time. If any non-employee director should cease to be a director and thereafter shall be elected or appointed to the Board of Directors, upon such election or appointment and upon every anniversary thereof provided that on such dates such director has been in the continued and uninterrupted service of the Company as a director since his or her election or appointment and is a director of the Company and is not an employee of the Company at such times, such director shall be granted a Non-Qualified Option to purchase 14,854 Shares. Each such Option shall (i) have an exercise price equal to the Fair Market Value (per share) of the Shares on the date of grant of the Option, (ii) have a term of ten (10) years, and (iii) shall become cumulatively exercisable in four (4) equal installments of twenty-five percent (25%) each, upon completion of three (3) months of service on the Board of Directors after the date of grant, and continuing upon completion of each of the next three
               (3) three (3)-month periods of service thereafter (for example, if the date of grant of an Option was May 1, 1996, then the Option would vest in four (4) equal installments on August 1, 1996, November 1, 1996, February 1, 1997 and May 1, 1997). Any
               director entitled to receive an Option grant under this Subparagraph may elect to decline the Option. Notwithstanding the provisions of Paragraph 23 concerning amendment of the Plan, the provisions of this Subparagraph shall not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. The provisions of Paragraphs 10, 11, 12 and 13 below shall not apply to Options granted pursuant to this Subparagraph.

     Except as otherwise provided in the pertinent Option Agreement, if a director who received Options pursuant to this Subparagraph (e):

               i. ceases to be a member of the Board of Directors for any reason other than death or Disability, any then unexercised Options granted to such director may be exercised by the director within a period of ninety (90) days after the date the director ceases to be a member of the Board of Directors, but only to the extent of the number of Shares with respect to which the Options are exercisable on the date the director ceases to be a member of the Board of Directors, and in no event later than the expiration date of the Option; or

               ii. ceases to be a member of the Board of Directors by reason of his or her death or Disability, any then unexercised Options granted to such director may be exercised by the director (or by the Participant's personal representative, or Participant's Survivors in the event of death) within a period of one hundred eighty (180) days after the date the director ceases to be a member of the Board of Directors, but only to the extent of the number of Shares with respect to which the Options are exercisable on the date the director ceases to be a member of the Board of Directors, and in no event later than the expiration date of the Option.

     B.   ISOs:  Each Option intended to be an ISO shall be issued only to a Key
          ----
          Employee and be subject to at least the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue
          Service:

          a.   Minimum standards.  The ISO shall meet the minimum standards
               -----------------
               required of Non-Qualified Options, as described in Paragraph 6(A) above, except clauses (a) and (e) thereunder.

          b.   Option Price.  Immediately before the Option is granted, if the
               ------------
               Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

               i.   Ten percent (10%) or less of the total combined voting power
                                      -------
                    of all classes of share capital of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Shares on the date of the grant of the Option.

               ii. More than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred ten percent (110%) of the said Fair Market Value on the date of grant.

          c.   Term of Option.  For Participants who own:
               --------------

               i.   Ten percent (10%) or less of the total combined voting power
                                      -------
                    of all classes of share capital of the Company or an Affiliate, each Option shall terminate not more than ten
                    (10) years from the date of the grant or at such earlier time as the Option Agreement may provide.

               ii. More than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Option shall terminate not more than five
                    (5) years from the date of the grant or at such earlier time as the Option Agreement may provide.

          d.   Limitation on Yearly Exercise. The Option Agreements shall
               -----------------------------
               restrict the amount of Options which may be exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this Subparagraph (d) shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to

               Section 422(d) of the Code.

          e.   Limitation on Grant of ISOs:  No ISOs shall be granted after
               ---------------------------
               March 4, 2006.


7.   EXERCISE OF OPTION AND ISSUE OF SHARES.
     --------------------------------------

     An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which such Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, determined in good faith by the Administrator, or (c) at the discretion of the Administrator, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

     The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the delivery of the Shares may be delayed by the Company in order to comply with any law or regulation which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for fully paid, non-assessable Shares.

     In lieu of permitting a Participant to obtain Common Stock pursuant to the exercise of an Option, the Company may, in its sole discretion, pay to the Participant an amount equal to the Appreciated Value multiplied by the number of shares of Common Stock that the Participant is entitled to upon the exercise of an Option (the "Appreciated Amount"). The Appreciated Amount shall be payable to the Participant within fifteen (15) days of receipt by the Company of the notice from the Participant that the Participant intends to exercise the Option. "Appreciated Value" shall mean the amount by which (i) the per share Fair Market Value on the date of exercise of the Option, exceeds (ii) the option price per share set forth in the related Option Agreement.

     The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to any Key Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 19) if such acceleration would violate the annual vesting limitation contained in
Section 422(d) of the Code, as described in Paragraph 6(B)(d).

     The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant's Survivors, if the amendment is adverse to the Participant, (iii) any such amendment of any ISO shall be made only after the Administrator, after consulting the counsel for the Company, determines whether such amendment would constitute a "modification" of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISO, and (iv) with respect to any Option held by any Participant who is subject to the provisions of Section 16(a) of the 1934 Act, any such amendment shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such amendment would constitute the grant of a new Option.


8.   RIGHTS AS A SHAREHOLDER.
     -----------------------

     No Participant to whom an Option has been granted shall have rights as a shareholder with respect to any Shares covered by such Option, except after due exercise of the Option and tender of the full purchase price for the Shares being purchased pursuant to such exercise and registration of the Shares in the Company's share register in the name of the Participant.


9.   ASSIGNABILITY AND TRANSFERABILITY OF OPTIONS.
     --------------------------------------------

     By its terms, an Option granted to a Participant shall not be transferable by the Participant other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, provided, however, that the designation of a beneficiary of an Option by a Participant shall not be deemed a transfer prohibited by this Paragraph. Except as provided in the preceding sentence, an Option shall be exercisable, during the Participant's lifetime, only by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon an Option, shall be null and void.


10.  EFFECT OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE".
     -------------------------------------------------------

     Except as otherwise provided in the pertinent Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised all Options, the following rules apply:

     a. A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination "for cause," Disability, or death for which events there are special rules in Paragraphs 11, 12, and 13, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in the pertinent Option Agreement.

     b. In no event may an Option Agreement provide, if the Option is intended to be an ISO, that the time for exercise be later than three (3) months after the Participant's termination of employment.

     c. The provisions of this Paragraph, and not the provisions of Paragraph 12 or 13, shall apply to a Participant who subsequently becomes disabled or dies after the termination of employment, director status or consultancy, provided, however, in the case of a Participant's death within three (3) months after the termination of employment, director status or consulting, the Participant's Survivors may exercise the Option within one (1) year after the date of the Participant's death, but in no event after the date of expiration of the term of the Option.

     d. Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment, director status or consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause," then such Participant shall forthwith cease to have any right to exercise any Option.

     e. A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

     f. Options granted under the Plan shall not be affected by any change of employment or other service within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate, provided, however, if a Participant's employment by either the Company or an Affiliate should cease (other than to become an employee of an Affiliate or the Company), such termination shall affect the Participant's rights under any Option granted to such Participant in accordance with the terms of the Plan and the pertinent Option Agreement.

11.  EFFECT OF TERMINATION OF SERVICE "FOR CAUSE".
     --------------------------------------------

     Except as otherwise provided in the pertinent Option Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause" prior to the time that all of his or her outstanding Options have been exercised:

     a. All outstanding and unexercised Options as of the date the Participant is notified that his or her service is terminated "for cause" will immediately be forfeited, unless the Option Agreement provides otherwise.

     b. For purposes of this Paragraph, "cause" shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of cause will be conclusive on the Participant and the Company.

     c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause," then the right to exercise any Option is forfeited.

     d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.


12.  EFFECT OF TERMINATION OF SERVICE FOR DISABILITY.
     -----------------------------------------------

     Except as otherwise provided in the pertinent Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

     a.   To the extent exercisable but not exercised on the date of Disability;
          and

     b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights as would have accrued had the Participant not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days of such accrual period prior to the date of Disability.

     A Disabled Participant may exercise such rights only within a period of not more than one (1) year after the date that the Participant became Disabled, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not become disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

     The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.


13.  EFFECT OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.
     ---------------------------------------------------------

     Except as otherwise provided in the pertinent Option Agreement, in the event of the death of a Participant to whom an Option has been granted while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors:

     a.   To the extent exercisable but not exercised on the date of death; and

     b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights which would have accrued had the Participant not died prior to the end of the accrual period which next ends following the date of death. The proration shall be based upon the number of days of such accrual period prior to the Participant's death.

     If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one (1) year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

14.  PURCHASE FOR INVESTMENT.
     -----------------------

     Unless the offering and sale of the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

     a. The person(s) who exercise such Option shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

               The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.

     b. The Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder.

     The Company may delay issuance of the Shares until the completion of any action or the attainment of any consent which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws).


15.  DISSOLUTION OR LIQUIDATION OF THE COMPANY.
     -----------------------------------------

     Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise any Option to the extent that the Option is exercisable as of the date immediately prior to such dissolution or liquidation.

16.  ADJUSTMENTS.
     -----------

     Upon the occurrence of any of the following events, a Participant's rights with respect to any Option granted to him or her hereunder which have not previously been exercised in full shall be adjusted as hereinafter provided, unless otherwise specifically provided in the pertinent Option Agreement:

     A.   Stock Dividends and Stock Splits.  If the shares of Common Stock shall
          --------------------------------
be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of such Option shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend. The number of Shares subject to Non-Qualified Options to be granted to directors pursuant to Paragraph 6(A)(e) shall also be proportionately adjusted upon the occurrence of such events.

     B.   Consolidations or Mergers.  If the Company is to be consolidated with
          -------------------------
or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

     C.   Recapitalization or Reorganization.  In the event of a
          ----------------------------------
recapitalization or reorganization of the Company (other than a transaction described in Subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Option prior to such recapitalization or reorganization.

     D.   Modification of ISOs.  Notwithstanding the foregoing, any adjustments
          --------------------
made pursuant to Subparagraph A, B or C with respect to ISOs shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.


17.  ISSUANCES OF SECURITIES.
     -----------------------

     Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company.


18.  FRACTIONAL SHARES.
     -----------------

     No fractional share shall be issued under the Plan and the person exercising such right shall receive from the Company cash in lieu of such fractional share equal to the Fair Market Value thereof.


19.  CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.
                                                                   ----
     The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

20.  WITHHOLDING.
     -----------

     In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Option holder's salary, wages or other remuneration in connection with the exercise of an Option or a Disqualifying Disposition (as defined in Paragraph 21), the Option holder shall advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Option holder, the amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock, is authorized by the Administrator (and permitted by law), provided, however, that with respect to persons subject to Section 16 of the 1934 Act, any such withholding arrangement shall be in compliance with any applicable provisions of Rule 16b-3 promulgated under
Section 16 of the 1934 Act. For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Option holder may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.


21.  NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.
     ----------------------------------------------

     Each Key Employee who receives an ISO must agree to notify the Company in writing immediately after the Key Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Shares before the later of (a) two years after the date the Key Employee was granted the ISO, or
(b) one year after the date the Key Employee acquired Shares by exercising the ISO. If the Key Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.


22.  TERMINATION OF THE PLAN.
     -----------------------

     The Plan will terminate on March 4, 2006. The Plan may be terminated at an earlier date by vote of the shareholders of the Company; provided, however, that any such earlier termination will not affect any Options granted or Option Agreements executed prior to the effective date of such termination.

23.  AMENDMENT OF THE PLAN AND AGREEMENTS.
     ------------------------------------

     The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Options granted under the Plan or Options to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded ISOs, to the extent necessary to ensure the qualification of the Plan under Rule 16b-3, at such time, if any, as the Company has a class of stock registered pursuant to Section 12 of the 1934 Act, and to the extent necessary to qualify the shares issuable upon exercise of any outstanding Options granted, or Options to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which is of a scope that requires shareholder approval in order to ensure favorable federal income tax treatment for any ISOs or requires shareholder approval in order to ensure the compliance of the Plan with Rule 16b-3 at such time, if any, as the Company has a class of stock registered pursuant to Section 12 of the 1934 Act, shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under an Option previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Option Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Option Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.


24.  EMPLOYMENT OR OTHER RELATIONSHIP.
     --------------------------------

     Nothing in this Plan or any Option Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.


25.  GOVERNING LAW.
     -------------

     This Plan shall be construed and enforced in accordance with the law of The Commonwealth of Massachusetts.

                                  Appendix A

Dear Shareholders:

Please take note of the important information enclosed with this Proxy. There are a number of issues related to the operation of the Company that require your immediate attention.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy in the enclosed postage paid envelope.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

CardioTech International, Inc.




[X] Please mark votes as in this example.

1.  Election of Director

Nominee:   Generio Gargiulo

            FOR            WITHHELD
            [_]              [_]

2. Proposal to approve an amendment to the Company's 1996 Stock Option Plan to limit the number of shares of Common Stock that may be granted pursuant to stock options to any employee in any one year period to a number not to exceed 1,061,029 shares.

            FOR        AGAINST        ABSTAIN
            [_]          [_]            [_]

3. Proposal to ratify the appointment of Coopers & Lybrand LLP as independent auditors.

            FOR        AGAINST        ABSTAIN
            [_]          [_]            [_]

4. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [_]




Signature____________________________________ Date ______________


Signature____________________________________ Date ______________

                        CARDIOTECH INTERNATIONAL, INC.

P                               11 STATE STREET
                          WOBURN, MASSACHUSETTS 01801
R
                      SOLICITED BY THE BOARD OF DIRECTORS
O                   FOR THE ANNUAL MEETING OF SHAREHOLDERS

X       The undersigned hereby appoints Michael Szycher and John E. Mattern, each with the power to appoint his substitute, and hereby authorizes them to
Y represent and to vote, as designated on the reverse side, all shares of common stock of CardioTech International, Inc. (the "Company") held of record by the undersigned on July 11, 1997 at the Annual Meeting of Shareholders to be held on August 27, 1997 and any adjournments thereof.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

        PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                    ___________
                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
                                                                       SIDE
                                                                    ___________